SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 25, 2002

                                      CWA

                                  (Depositor)

         (Issuer in respect of Asset-Backed Securities, Series 2002-S1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWA
                            Asset-Backed Securities
                                 Series 2002-S1

On June 25, 2002, The Bank of New York, as Trustee for CWA, Asset-Backed Securities Series 2002-S1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2002, among CWA as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWA, Asset-Backed Securities Series 2002-S1 relating to the distribution date of June 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of April 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2002


                                      CWA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated June 25, 2002



                             Payment Date: 06/25/02


          ------------------------------------------------------------
                             Countrywide Home Loans
                    Asset-Backed Securities, Series 2002-S1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        306,983,370.90    1.990000%    12,996,949.21    475,142.04   13,472,091.25       0.00       0.00
                        A2A        68,085,197.79    4.670000%     1,400,748.95    264,964.89    1,665,713.85       0.00       0.00
                        A2B        70,600,000.00    5.151000%             0.00    303,050.50      303,050.50       0.00       0.00
                        A3         49,900,000.00    5.877000%             0.00    244,385.25      244,385.25       0.00       0.00
                        A4         23,900,000.00    6.150000%             0.00    122,487.50      122,487.50       0.00       0.00
                        A5         56,200,000.00    5.960000%             0.00    279,126.67      279,126.67       0.00       0.00
                        AIO       610,318,568.69    3.860289%             0.00  1,963,343.78    1,963,343.78       0.00       0.00
Residual                AR                  0.00    5.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         28,350,000.00    6.180000%             0.00    146,002.50      146,002.50       0.00       0.00
                        M2          6,300,000.00    6.695000%             0.00     35,148.75       35,148.75       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        610,318,568.69     -           14,397,698.16  3,833,651.88   18,231,350.04     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        293,986,421.70              0.00
                                A2A        66,684,448.83              0.00
                                A2B        70,600,000.00              0.00
                                A3         49,900,000.00              0.00
                                A4         23,900,000.00              0.00
                                A5         56,200,000.00              0.00
                                AIO       595,920,870.53              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         28,350,000.00              0.00
                                M2          6,300,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        595,920,870.53     -
--------------------------------------------------------------------------------

                             Payment Date: 06/25/02


          ------------------------------------------------------------
                             Countrywide Home Loans
                    Asset-Backed Securities, Series 2002-S1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    306,983,370.90     1.990000% 126671PM2    40.021399      1.463101    905.269967
                           A2A    68,085,197.79     4.670000% 126671PS9    20.010699      3.785213    952.634983
                           A2B    70,600,000.00     5.151000% 126671PX8     0.000000      4.292500  1,000.000000
                           A3     49,900,000.00     5.877000% 126671PT7     0.000000      4.897500  1,000.000000
                           A4     23,900,000.00     6.150000% 126671PU4     0.000000      5.125000  1,000.000000
                           A5     56,200,000.00     5.960000% 126671PV2     0.000000      4.966667  1,000.000000
                           AIO   610,318,568.69     3.860289% 126671PW0     0.000000      3.116418    945.905994
Residual                   AR              0.00     5.000000% 126671PN0     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     28,350,000.00     6.180000% 126671PP5     0.000000      5.150000  1,000.000000
                           M2      6,300,000.00     6.695000% 126671PQ3     0.000000      5.579167  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     610,318,568.69       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                    Asset-Backed Securities, Series 2002-S1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       595,920,870.53   595,920,870.53
Loan count                  18482            18482
Avg loan rate           9.200799%             9.20
Prepay amount       13,454,659.20    13,454,659.20

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees       246,156.24       246,156.24
Sub servicer fees      600,582.26       600,582.26
Trustee fees             4,577.39         4,577.39


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud               12,600,002.00    12,600,002.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.322637%           100.000000%            575,668,568.69
   -----------------------------------------------------------------------------
   Junior            5.677363%             0.000000%             34,650,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          33                 1,046,157.69
60 to 89 days                           8                   503,481.45
90 or more                              1                    37,865.68
Foreclosure                             0                         0.00

Totals:                                42                 1,587,504.82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           18,231,350.04         18,231,350.04
Principal remittance amount           14,397,698.16         14,397,698.16
Interest remittance amount             3,833,651.88          3,833,651.88